EXHIBIT 32.2

CERTIFICATION OF CFO PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

            In connection with the Quarterly Report on Form 10-Q of Vanguard Health Systems, Inc. (the “Company”) for the quarterly period ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Joseph D. Moore, Executive Vice President, Chief Financial Officer and Treasurer of the Company, certify, for the purpose of complying with 18 U.S.C. Section 1350 and Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the “Exchange Act”), as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

            (1)      The Report fully complies with the requirements of Section 13(a) or 15(d)
                       of the Exchange Act; and

            (2)      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Joseph D. Moore
 Joseph D. Moore
Executive Vice President, Chief Financial Officer and Treasurer

November 12, 2003